SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 10, 2005

                      INTREPID TECHNOLOGY & RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)


             IDAHO                  00-27845            84-1304106
 (State or other jurisdiction     (Commission         (IRS Employer
       of incorporation)          File Number)      Identification No.)


    501 WEST BROADWAY, SUITE 200, IDAHO FALLS, IDAHO          83402
       (Address of principal executive offices)             (Zip code)

     Registrant's telephone number, including area code:  (208) 529-5337

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On March 10, 2005, Intrepid Technology & Resources, Inc. (the "Company") entered into a Termination Agreement with Cornell Capital Partners, LP ("Cornell"), whereby that certain Standby Equity Distribution Agreement, dated January 28, 2005, and the related Registration Rights Agreement, Placement Agent Agreement and Escrow Agreement of even date therewith were terminated.

     Upon execution of the Termination Agreement, the Company entered into a new Standby Equity Distribution Agreement with Cornell on March 10, 2005. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell shares of common stock for a total purchase price of up to $25.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell will pay the Company 99% of, or a 1% discount to, the lowest closing bid price of the common stock during the five consecutive trading period immediately following the notice date. Further, Cornell will retain a fee of 5% of each advance under the Standby Equity Distribution Agreement. Cornell's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $350,000 per weekly advance.

ITEM  3.02  UNREGISTERED  SALE  OF  SECURITIES.

     On March 10, 2005, the Company and Cornell terminated the Securities Purchase Agreement entered into on October 13, 2004 with Cornell, and the related Convertible Debentures, Security Agreement, Escrow Agreement and Irrevocable Transfer Agent Instructions of even date therewith were terminated.

     Upon execution of the Termination Agreement, the Company entered into a new Securities Purchase Agreement with Cornell on March 10, 2005. Pursuant to the Securities Purchase Agreement, Cornell issued convertible debentures to Intrepid Tecnology & Resources, Inc. The debentures are convertible at the holder's option any time up to maturity at a fixed conversion price equal to $0.055 (the "Fixed Price"). The debentures are secured by the assets of the Company. The debentures have a three-year term and accrue interest at 5% per year. At maturity, the debentures will automatically convert into shares of common stock at a conversion price equal to the Fixed Price.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Not  applicable

     (b)  Not  applicable

     (c)  Exhibit  No.  Description

EXHIBIT         DESCRIPTION                                                          LOCATION
--------------  -------------------------------------------------------------------  -----------------
                Termination Agreement dated as of March 10, 2005 between the
  Exhibit 99.1  Company and Cornell Capital Partners, LP relating to the Standby     Provided herewith
                Equity Distribution Agreement entered into on January 28, 2005

  Exhibit 99.2  Standby Equity Distribution Agreement dated as of March 10, 2005     Provided herewith
                between the Company and Cornell Capital Partners, LP

  Exhibit 99.3  Registration Rights Agreement dated as of March 10, 2005 between     Provided herewith
                the Company and Cornell Capital Partners, LP


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
EXHIBIT         DESCRIPTION                                                          LOCATION
--------------  -------------------------------------------------------------------  -----------------

                Placement Agent Agreement dated as of March 10, 2005 by and
  Exhibit 99.4  among the Company, Cornell Capital Partners, LP and Newbridge        Provided herewith
                Securities Corporation

                Termination Agreement dated as of March 10, 2005 between the
  Exhibit 99.5  Company and Cornell Capital Partners, LP relating to the Securities  Provided herewith
                Purchase Agreement entered into on October 13, 2004

  Exhibit 99.6  Securities Purchase Agreement dated as of March 10, 2005 between     Provided herewith
                the Company and Cornell Capital Partners, LP

  Exhibit 99.7  Convertible Debenture issued to Cornell Capital Partners, LP and     Provided herewith
                dated as of March 10, 2005

  Exhibit 99.8  Security Agreement dated as of March 10, 2005 between the            Provided herewith
                Company and Cornell Capital Partners, LP

  Exhibit 99.9  Investor Registration Rights Agreement dated as of March 10, 2005    Provided herewith
                between the Company and Cornell Capital Partners, LP


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2005                       INTREPID TECHNOLOGY & RESOURCES, INC.


                                           By:    /s/ Dr. Dennis D. Keise
                                                  ------------------------------
                                           Name:  Dr. Dennis D. Keiser
                                           Title: President, Chief Executive
                                                  Officer and Director


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